EXHIBIT 99.5

                Computational Materials and/or ABS Term Sheet.


                                              CWHL-0511-TermSheet-v1 -- 6A2

Banc of America Securities

Balance    $131,290,000.00    Delay            0            Index            LIBOR_1MO | 2.59   WAC(6) 3.823510102      WAM(6)  358
Coupon     2.94000            Dated            02/28/2005   Mult / Margin    1 / .35            NET(6) 3.43951          WALA(6) 2
Settle     02/28/2005         First Payment    03/25/2005   Cap / Floor      10.5 / .35

      Price         10 CPR, Calls    15 CPR, Calls     20 CPR, Calls    25 CPR, Calls    30 CPR, Calls     35 CPR, Calls
                       (Y,Y,Y)          (Y,Y,Y)           (Y,Y,Y)          (Y,Y,Y)          (Y,Y,Y)           (Y,Y,Y)
         99-29.00            2.975             2.982            2.988            2.995             3.002            3.009
         99-29.00               37                37               38               39                39               40
         99-30.00             2.97             2.974            2.978            2.983             2.988            2.992
         99-30.00               36                37               37               37                38               38
         99-31.00            2.964             2.967            2.969            2.971             2.973            2.975
         99-31.00               36                36               36               36                37               37
        100-00.00            2.959              2.96            2.959             2.96             2.959            2.958
        100-00.00               35                35               35               35                35               35
        100-01.00            2.954             2.952             2.95            2.948             2.945            2.941
        100-01.00               35                34               34               34                34               33
        100-02.00            2.948             2.945             2.94            2.936              2.93            2.924
        100-02.00               34                34               33               33                32               32
        100-03.00            2.943             2.938            2.931            2.924             2.916            2.907
        100-03.00               34                33               32               32                31               30

              WAL            6.800             4.784            3.608            2.842             2.305            1.911
         Mod Durn            5.818             4.270            3.309            2.654             2.180            1.826
 Principal Window    Mar05 - Sep22     Mar05 - Dec17    Mar05 - Nov14    Mar05 - Nov12     Mar05 - Jun11    Mar05 - May10

        LIBOR_1MO             2.59              2.59             2.59             2.59              2.59             2.59
        LIBOR_6MO          3.02625           3.02625          3.02625          3.02625           3.02625          3.02625
        LIBOR_1YR           3.3475            3.3475           3.3475           3.3475            3.3475           3.3475
          MTA_1YR            2.022             2.022            2.022            2.022             2.022            2.022
          COFI_11            2.118             2.118            2.118            2.118             2.118            2.118
          CMT_1YR                3                 3                3                3                 3                3


      Price         40 CPR, Calls    50 CPR, Calls
                       (Y,Y,Y)          (Y,Y,Y)
         99-29.00             3.02             3.039           Yield
         99-29.00               41                43          Spread
         99-30.00                3             3.012           Yield
         99-30.00               39                40          Spread
         99-31.00            2.979             2.985           Yield
         99-31.00               37                38          Spread
        100-00.00            2.959             2.958           Yield
        100-00.00               35                35          Spread
        100-01.00            2.939             2.931           Yield
        100-01.00               33                32          Spread
        100-02.00            2.919             2.904           Yield
        100-02.00               31                30          Spread
        100-03.00            2.899             2.878           Yield
        100-03.00               29                27          Spread

              WAL            1.619             1.197
         Mod Durn            1.558             1.164
 Principal Window    Mar05 - Aug09     Mar05 - Jun08

        LIBOR_1MO             2.59              2.59
        LIBOR_6MO          3.02625           3.02625
        LIBOR_1YR           3.3475            3.3475
          MTA_1YR            2.022             2.022
          COFI_11            2.118             2.118
          CMT_1YR                3                 3



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.